UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-TC2 Asset-Backed Certificates, Series 2005-TC2, which was made on September 26, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 5.06 of the Pooling and Servicing Agreement for the distribution on September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 28, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-8

Page 15-19
Page 20-24
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 25-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005TC2
BS005TC2_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Aug-05
26-Sep-05
27-Aug-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.880743%
3.830000%
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
Bond Payments
Statement Date:
ABN AMRO Acct: 722937.1
1000.000000000
66.400928772
0.000000000
933.599071228
2.737222240
3.9500000000%
0.00
0.00
0.000000000
3.7900000000%
0.000000000
073879D70
A-1
222,089,000.00
14,746,915.87
0.00
207,342,084.13
607,906.95
222,089,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.831111102
4.0800000000%
0.00
0.00
0.000000000
3.9200000000%
0.000000000
073879D88
A-2
122,950,000.00
0.00
0.00
122,950,000.00
348,085.11
122,950,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.917777690
4.2000000000%
0.00
0.00
0.000000000
4.0400000000%
0.000000000
073879D96
A-3
50,506,000.00
0.00
0.00
50,506,000.00
147,365.28
50,506,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.004444363
4.3200000000%
0.00
0.00
0.000000000
4.1600000000%
0.000000000
073879E20
M-1
27,230,000.00
0.00
0.00
27,230,000.00
81,811.02
27,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.134444212
4.5000000000%
0.00
0.00
0.000000000
4.3400000000%
0.000000000
073879E38
M-2
19,108,000.00
0.00
0.00
19,108,000.00
59,892.96
19,108,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.170555151
4.5500000000%
0.00
0.00
0.000000000
4.3900000000%
0.000000000
073879E46
M-3
5,494,000.00
0.00
0.00
5,494,000.00
17,419.03
5,494,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.553333968
5.0800000000%
0.00
0.00
0.000000000
4.9200000000%
0.000000000
073879E53
M-4
5,255,000.00
0.00
0.00
5,255,000.00
18,672.77
5,255,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.697777313
5.2800000000%
0.00
0.00
0.000000000
5.1200000000%
0.000000000
073879E61
M-5
2,389,000.00
0.00
0.00
2,389,000.00
8,833.99
2,389,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.986666667
5.6800000000%
0.00
0.00
0.000000000
5.5200000000%
0.000000000
073879E79
M-6
2,388,000.00
0.00
0.00
2,388,000.00
9,520.16
2,388,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.817223618
6.8300000000%
0.00
0.00
0.000000000
6.6700000000%
0.000000000
073879E87
M-7
2,388,000.00
0.00
0.00
2,388,000.00
11,503.53
2,388,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.817222106
6.8300000000%
0.00
0.00
0.000000000
6.6700000000%
0.000000000
073879E95
M-8
4,777,000.00
0.00
0.00
4,777,000.00
23,011.87
4,777,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
78.150986747
0.00
0.00
0.000000000
N/A
0.000000000
073879F78
CE
13,137,363.49
0.00
0.00
13,137,363.49
1,026,697.92
13,137,363.49
1000.000000000
0.000000000
0.000000000
1000.000000000
518893.300000000
0.00
51,889.33
518893.300000000
N/A
0.000000000
073879F60
P
100.00
0.00
0.00
100.00
51,889.33
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879F29
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879F37
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879F45
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879F52
R-X
0.00
0.00
0.00
0.00
0.00
0.00
22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.880743%
3.830000%
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
Bond Payments
Statement Date:
ABN AMRO Acct: 722937.1
Total P&I Payment
0.00
51,889.33
477,711,463.49
477,711,463.49
17,159,525.79
Total
462,964,547.62
14,746,915.87
0.00
2,412,609.92
22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,589,827.57
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
357,987.53
59,615.83
14,329,312.51
0.00
0.00
0.00
17,338,932.95
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
477,711,363.49
357,987.53
14,388,928.34
0.00
0.00
0.00
462,964,447.62
2,135
60
0
0
2,075
179,605.07
Extra Principal
Trigger Event
No
0.00
14,746,915.87
Overcollateralization Amt
13,137,363.49
Less Extra Principal
Remittance Interest
0.00
2,589,827.57
0.00
14,388,928.34
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,189.51
2,592,017.08
Total Fees
181,794.58
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
2,189.51
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
862,511.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
210,379.07
24,409.38
1,849,375.71
0.00
0.00
0.00
2,947,493.42
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
178,465,201.04
210,379.07
1,873,785.09
0.00
0.00
0.00
176,381,036.88
799
9
0
0
790
71,509.19
Trigger Event
No
2,084,164.16
Overcollateralization Amt
13,137,363.49
Remittance Interest
862,511.30
0.00
1,873,785.09
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(817.97
863,329.26
Total Fees
72,327.16
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
817.97
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,251.39
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
159.27
0.34
0.00
0.00
0.00
0.00
2,412.31
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
284,851.32
159.27
0.34
0.00
0.00
0.00
284,691.71
7
0
0
0
7
118.69
Trigger Event
No
159.61
Overcollateralization Amt
13,137,363.49
Remittance Interest
2,251.39
0.00
0.34
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1.31
2,252.70
Total Fees
119.99
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
1.31
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Statement Date:
Cash Reconciliation Summary ARM 228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,301,104.59
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
112,041.42
24,521.45
9,907,287.95
0.00
0.00
0.00
11,345,907.99
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
207,837,225.59
112,041.42
9,931,809.40
0.00
0.00
0.00
197,793,374.77
969
42
0
0
927
72,075.30
Trigger Event
No
10,043,850.82
Overcollateralization Amt
13,137,363.49
Remittance Interest
1,301,104.59
0.00
9,931,809.40
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(952.59
1,302,057.17
Total Fees
73,027.89
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
952.59
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Statement Date:
Cash Reconciliation Summary ARM 327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
423,960.29
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
35,407.77
10,684.66
2,572,648.85
0.00
0.00
0.00
3,043,119.22
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
91,124,085.54
35,407.77
2,583,333.51
0.00
0.00
0.00
88,505,344.26
360
9
0
0
351
35,901.89
Trigger Event
No
2,618,741.28
Overcollateralization Amt
13,137,363.49
Remittance Interest
423,960.29
0.00
2,583,333.51
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(417.65
424,377.94
Total Fees
36,319.54
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.09
0
0.00
417.65
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
26
607,906.95
607,906.95
Act/360
0.00
607,906.95
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
26
348,085.11
348,085.11
Act/360
0.00
348,085.11
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
26
147,365.28
147,365.28
Act/360
0.00
147,365.28
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
26
81,811.02
81,811.02
Act/360
0.00
81,811.02
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
26
59,892.96
59,892.96
Act/360
0.00
59,892.96
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
26
17,419.03
17,419.03
Act/360
0.00
17,419.03
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
26
18,672.77
18,672.77
Act/360
0.00
18,672.77
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
26
8,833.99
8,833.99
Act/360
0.00
8,833.99
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
26
9,520.16
9,520.16
Act/360
0.00
9,520.16
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
26
11,503.53
11,503.53
Act/360
0.00
11,503.53
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
26
23,011.87
23,011.87
Act/360
0.00
23,011.87
0.00
0.00
0.00
0.00
No
M-8
0.00
0.00
0.00
0.00
30
1,026,697.92
1,026,697.92
30/360
0.00
1,026,697.92
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
0.00
30
51,889.33
51,889.33
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
0.00
0.00
2,360,720.59
2,412,609.92
2,412,609.92
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
9.00
1.00
A-1
57.43%
57.67%
8/27/2035
207,342,084.13
0.00
0.00
222,089,000.00
222,089,000.00
357,987.53
0.00
0.00
0.00
14,388,928.34
A-2
57.43%
57.67%
8/27/2035
122,950,000.00
0.00
0.00
122,950,000.00
122,950,000.00
0.00
0.00
0.00
0.00
0.00
A-3
57.43%
57.67%
8/27/2035
50,506,000.00
0.00
0.00
50,506,000.00
50,506,000.00
0.00
0.00
0.00
0.00
0.00
M-1
54.50%
54.65%
8/27/2035
27,230,000.00
0.00
0.00
27,230,000.00
27,230,000.00
0.00
0.00
0.00
0.00
0.00
M-2
52.44%
52.52%
8/27/2035
19,108,000.00
0.00
0.00
19,108,000.00
19,108,000.00
0.00
0.00
0.00
0.00
0.00
M-3
51.85%
51.91%
8/27/2035
5,494,000.00
0.00
0.00
5,494,000.00
5,494,000.00
0.00
0.00
0.00
0.00
0.00
M-4
51.29%
51.33%
8/27/2035
5,255,000.00
0.00
0.00
5,255,000.00
5,255,000.00
0.00
0.00
0.00
0.00
0.00
M-5
51.03%
51.06%
8/27/2035
2,389,000.00
0.00
0.00
2,389,000.00
2,389,000.00
0.00
0.00
0.00
0.00
0.00
M-6
50.77%
50.80%
8/27/2035
2,388,000.00
0.00
0.00
2,388,000.00
2,388,000.00
0.00
0.00
0.00
0.00
0.00
M-7
50.51%
50.53%
8/27/2035
2,388,000.00
0.00
0.00
2,388,000.00
2,388,000.00
0.00
0.00
0.00
0.00
0.00
M-8
50.00%
50.00%
8/27/2035
4,777,000.00
0.00
0.00
4,777,000.00
4,777,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
8/27/2035
13,137,363.49
0.00
0.00
13,137,363.49
13,137,363.49
0.00
0.00
0.00
0.00
0.00
P
NA
NA
8/27/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
357,987.53
0.00
14,388,928.34
0.00
477,711,463.49
462,964,547.62
477,711,463.49
22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
51,889.33
51,889.33
Total Excess Allocated to the Bonds
51,889.33
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
51,889.33
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
177,217.65
0.00
0.00

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
073879D70
NR
Aaa
AAA
A-2
073879D88
NR
Aaa
AAA
A-3
073879D96
NR
Aaa
AAA
M-1
073879E20
NR
Aa2
AA
M-2
073879E38
NR
A2
A
M-3
073879E46
NR
A3
A-
M-4
073879E53
NR
Baa1
BBB+
M-5
073879E61
NR
Baa2
BBB
M-6
073879E79
NR
Baa3
BBB-
M-7
073879E87
NR
Ba1
BB+
M-8
073879E95
NR
Ba2
BB
CE
073879F78
NR
NR
NR
P
073879F60
NR
NR
NR

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
466,792,496.71
0.00
0.00
0.00
%
99.7685
%
0.0000
0
2,092
%
97.9859
668,299.19
0.00
0.00
0.00
%
0.1428
%
0.0000
30
5
%
0.2342
192,098.57
0.00
0.00
0.00
%
0.0411
%
0.0000
60
1
%
0.0468
222,623.27
0.00
0.00
0.00
%
0.0476
%
0.0000
BKY0
1
%
0.0468
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
36
%
1.6862
Total:
2,135
467,875,517.74
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
6
860,397.76
0.00
0.00
0.00
0.2810%
0.1839%
0.0000%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.24%
0.14%
0.05%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
5
668,299
1
192,099
0
0
0
0
2,069
462,104,050
99.71%
99.81%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
0.13%
0.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
1
116,627
0
0
0
0
0
0
789
176,264,410
99.87%
99.93%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
7
284,692
100.00%
100.00%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 228
0.43%
0.28%
0.11%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
4
551,672
1
192,099
0
0
0
0
922
197,049,604
99.46%
99.62%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
351
88,505,344
100.00%
100.00%

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.05%
0.05%
0
0
1
222,623
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.11%
0
0
1
222,623
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
26-Sep-05
2,075
97.19%
462,964,448
96.91%
2.81%
3.00%
0
0.00%
0
0.00%
345
6.88%
6.38%
60
14,329,313
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
26-Sep-05
790
37.00%
176,381,037
36.92%
1.13%
1.04%
0
0.00%
0
0.00%
329
6.31%
5.80%
9
1,849,376
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
26-Sep-05
7
0.33%
284,692
0.06%
0.00%
0.00%
0
0.00%
0
0.00%
342
9.99%
9.48%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 228
26-Sep-05
927
43.42%
197,793,375
41.40%
4.33%
4.77%
0
0.00%
0
0.00%
355
7.75%
7.24%
42
9,907,288
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 327
26-Sep-05
351
16.44%
88,505,344
18.53%
2.50%
2.82%
0
0.00%
0
0.00%
355
6.03%
5.52%
9
2,572,649
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-TC2
ABN AMRO Acct: 722937.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Sep-2005 - 14:17 (X486-X505) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..